T. Rowe Price
Prime Reserve Portfolio

Semiannual Report

June 30, 1998

Dear Investor

The six months ended June 30, 1998, saw volatility within the short-term bond market that resulted in notable interest rate declines. Rates shifted both up and down as investors tried to anticipate the Federal Reserve's decisions; your fund took advantage of this activity by correctly predicting that the Fed would make no changes during the period.


Market Environment

The last time the Fed changed the federal funds target rate was 16 months ago, in March 1997. A marvelous economic environment, incorporating a near-ideal blend of steady growth and flat-even declining-inflation, encouraged the central bank's laissez-faire stance. Despite occasionally voicing concerns over the sustainability of these conditions, Fed officials did not find enough troubling data to support a change in policy.

While the target rate did not change, however, there was considerable fluctuation in other measures of short-term interest rates, as depicted in the accompanying chart. Investors tried to anticipate Fed action in the wake of two important trends: increasing economic strength and the crises in Asia.

Interest Rate Levels

            1-Year                     90-Day                     Federal Funds
            Treasury Bill              Treasury Bill              Target Rate

6/30/97     5.663                      5.249                      5.500
            5.430                      5.217                      5.500
            5.559                      5.204                      5.500

9/97        5.427                      5.083                      5.500
            5.369                      5.204                      5.500
            5.501                      5.204                      5.500

12/97       5.465                      5.331                      5.500
            5.237                      5.194                      5.500
            5.402                      5.298                      5.500

3/98        5.369                      5.093                      5.500
            5.379                      4.967                      5.500
            5.399                      4.996                      5.500

6/98        5.368                      5.082                      5.500

Data from many sources suggested that the economy continued to grow above trend. The national budget has moved into a projected surplus for fiscal year 1998 of $30 billion to $50 billion-a marked difference from fiscal years 1997 and 1996, when the budgets reflected net borrowing of $21 billion and $140 billion, respectively. Despite the growth surge, however, an increase in Asian exports helped put a lid on inflation around the world, including the U.S. In addition, many investors thought that Asia's economic slowdowns (and in particular Japan's harsh recession) would prove a drag on the domestic economy. These conditions, at times, made the money market very attractive to U.S. investors.

Despite the volatility, short-term interest rates edged still lower during the six-month period, with the yields for both the one-year and 90-day Treasuries well below the fed funds target rate level. In addition, the yield spread between one-year and 90-day bills has been relatively narrow. These circumstances are likely to persist until the Fed shows a more pronounced inclination to change rates.


Performance and Strategy Review

Performance Comparison

Periods Ended 6/30/98                            6 Months           12 Months
--------------------------------------------------------------------------------

Prime Reserve Portfolio                             2.61%               5.38%

Lipper Variable Annuity
Underlying Money Market
Funds Average                                       2.54                5.21

Your fund was able to take advantage of activity in the money market to maintain its income level and to outperform its peer group. For the six months ended June 30, 1998, the fund's 2.61% gain outpaced the 2.54% results for the Lipper Variable Annuity Underlying Money Market Funds Average. Over the past 12 months, the fund has produced an even greater advantage over its peer group.

Effective maturity management has been an important component of our approach during this stretch of Fed inactivity. We maintained a "barbell" strategy over the past six months: that is, we held a significant stake in securities with one-year maturities for their somewhat higher yield, and balanced their modest additional interest rate risk with more defensive one-month instruments.

By our estimates, this strategy kept the fund's overall weighted average maturity about 10 days longer than that of its typical peer. A longer portfolio generally produces a better income for investors during periods of flat to declining interest rates. At the period's end, the fund's average maturity was 68 days.

We also attempted to make use of the fluctuations in short-term rates. We felt fairly confident during the period that the Fed would not change interest rates, so when investors bid up money market securities in the expectation of a Fed easing, we took a more defensive approach by reducing average maturity. On the other hand, when people sold longer securities out of concern that the Fed might raise rates, we increased maturity to become more aggressive. These decisions proved effective.

Overall, our sector positioning changed only modestly. The largest exposures persist in banking certificates of deposit, as well as commercial paper in the finance and credit sector-segments that had the greatest share of market issuance. Relative yield advantages led to an increased allocation to industrial commercial paper (from 3% to 10%) and a reduction in various types of asset-backed securities (from 25% to 16%). With few changes in the economic landscape, the market presented only limited opportunity to add value through more dramatic sector rotation.


Outlook

With the troubles in Asia putting pressure on the U.S. economy and domestic inflation under wraps, we see little likelihood of any tightening by the Fed, possibly through year-end. As long as the central bank stands pat, we expect to remain somewhat more aggressive than our peers. However, we plan to keep a close eye on inflation data. If there were any hard evidence that inflation was starting to pick up, we would become more defensive.

Respectfully submitted,

Edward A. Wiese
President and Chairman of the Investment Advisory Committee

July 17, 1998


Portfolio Highlights

Key Statistics

                                                        Periods
                                                          Ended
                                                        6/30/98
--------------------------------------------------------------------------------

Price Per Share                                      $     1.00

Dividend Per Share

  6 months                                                 0.026

 12 months                                                 0.053

Dividend Yield (7-Day Compound) *                          5.37%

Weighted Average Maturity (days)                              68

Weighted Average Quality **                           First Tier
--------------------------------------------------------------------------------

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.


Portfolio Highlights

Sector Diversification

                                            Percent of          Percent of
                                            Net Assets          Net Assets
                                              12/31/97             6/30/98
--------------------------------------------------------------------------------

U.S. Negotiable Bank Notes                          3%                  2%
--------------------------------------------------------------------------------

Certificates of Deposit                            26%                 25%
--------------------------------------------------------------------------------

  Domestic Negotiable CDs                           3                   7

  Eurodollar Negotiable CDs/
  Bank Notes                                        2                   1

  U.S. Dollar Denominated
  Foreign Negotiable CDs/
  Bank Notes                                       21                  17

Commercial Paper and Medium-
Term Notes                                         67%                 70%
--------------------------------------------------------------------------------

  Finance and Credit                               13                  15

  Banking                                          13                  13

  Asset-Backed                                     16                  12

  Industrial                                        3                  10

  Asset-Backed Structured Notes                     9                   4

  All Other                                        13                  16

U.S. Government Agency
Obligations                                      --                  --
--------------------------------------------------------------------------------

Foreign Government and
Municipalities                                      4%                  4%
--------------------------------------------------------------------------------

Other Assets Less Liabilities                    --                    -1%
--------------------------------------------------------------------------------

Total                                             100%                100%
--------------------------------------------------------------------------------

Fixed Rate Obligations                                                 90%

Floating Rate Obligations                                              10%


Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


Prime Reserve Portfolio

As of 6/30/98

                                                   Lipper Variable
                                                   Annuity Underlying
                         Prime Reserve             Money Market
                         Portfolio                 Funds Average

12/96                    10,000                    10,000

6/97                     10,256                    10,247

12/97                    10,533                    10,514

6/98                     10,808                    10,781


Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Prime Reserve Portfolio

Periods Ended 6/30/98

                                                       Since        Inception
                                     1 Year        Inception             Date
--------------------------------------------------------------------------------

                                      5.38%            5.34%         12/31/96

Investment return represents past performance and will vary. While the fund is managed to maintain a stable share price of $1.00, this is not guaranteed. An investment in the fund is not insured or guaranteed by the U.S. government.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.


Financial Highlights

T. Rowe Price Prime Reserve Portfolio
(Unaudited)

                                                For a share outstanding
                                                throughout each period
                                            --------------------------------

                                             6 Months                12/31/96
                                                Ended                 through
                                              6/30/98                12/31/97

NET ASSET VALUE

Beginning of period                         $   1.000              $   1.000

Investment activities
  Net investment income                         0.026                  0.052

Distributions
  Net investment income                        (0.026)                (0.052)

NET ASSET VALUE
End of period                               $   1.000              $   1.000
                                            --------------------------------

Ratios/Supplemental Data

Total return(C)                                 2.61%                  5.33%

Ratio of expenses to
average net assets                              0.55%!                 0.55%!

Ratio of net investment
income to average net assets                    5.23%!                 5.24%!

Net assets, end of period
(in thousands)                              $  15,070              $  10,964

(C) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!    Annualized.

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets

T. Rowe Price Prime Reserve Portfolio
June 30, 1998 (Unaudited)

                                                   Par                 Value
                                                              In thousands
--------------------------------------------------------------------------------

BANK NOTES  1.7%

National Bank of Commerce, VR
  5.742%, 7/24/98                         $        250            $      250

Total Bank Notes (Cost $250)                                             250


CERTIFICATES OF DEPOSIT  25.3%

ABN AMRO, 5.71%, 10/9/98                           414                   414

Bank of Austria
  5.70%, 3/30/99                                   250                   250

Bank of New York
  5.75%, 5/14/99                                   250                   250

Bankers Trust
  5.64%, 1/12/99                                   150                   150
  5.98%, 12/10/98                                  100                   100

Banque National de Paris
  5.87%, 8/20/98                                   100                   100

Bayerische Vereinsbank
  5.70%, 10/6/98                                   100                   100

Canadian Imperial Bank
  5.915%, 8/12/98                                  100                   100

Credit Agricole Indosuez
  5.705%, 1/7/99                                   200                   200
  5.75%, 4/16/99                                   250                   250

Den Danske Bank
  5.75%, 4/26/99                                   300                   300

Depfa Bank, VR
  5.648%, 7/7/98                                   200                   200

Deutsche Bank AG
  5.70%, 3/5/99                                    400                   399

First National Bank of Maryland
  5.95%, 10/22/98                                  150                   150

Kredietbank NV, 5.75%, 4/28/99                     300                   300

Societe Generale, 5.73%, 1/7/99                    200                   200

Union Bank of California
  5.80%, 10/6/98                                   100                   100

Wilmington Trust
  5.60%, 11/12/98                                  250                   250

Total Certificates of Deposit (Cost $3,813)                            3,813


COMMERCIAL PAPER 64.1%

Abbey National N.A.
  5.55%, 7/2/98                                    450                   450

Anheuser Busch, 5.52%, 7/7/98                      300                   300

Asset Securitization Cooperative, 4(2)
  5.54%, 8/31/98                          $        300            $      297

BBL North America
  5.53%, 7/9/98                                    250                   250

Corporate Asset Funding, 4(2)
  5.55%, 7/10/98                                   500                   499

Delaware Funding, 4(2)
  5.58%, 7/8/98                                    550                   549

Dover Funding, 4(2)
  5.52%, 7/9/98                                    325                   325

Falcon Asset Securitization, 4(2)
  5.55%, 7/17/98                                   450                   449

Finova Capital, 5.54%, 7/7/98                      140                   140

Florida Power, 5.54%, 7/29/98                      200                   199

Ford Motor Credit
  5.53%, 7/15/98                                   323                   322

General Electric Capital
  5.55%, 7/13/98                                   550                   549

General RE, 5.50%, 9/3/98                          400                   396

Island Finance of Puerto Rico
  5.60%, 7/15/98                                   450                   449

KFW International Finance
  5.60%, 7/16 - 7/28/98                            450                   449

Koch Industries, 6.30%, 7/1/98                     251                   251

Merck & Company
  6.10%, 7/1/98                                    152                   152

Metlife Funding, 5.57%, 8/7/98                     470                   467

Motorola, 5.54%, 7/1/98                            100                   100

New York Life Capital
  5.55%, 7/13/98                                   550                   549

New York State Power Authority
  TECP, 5.51%, 7/14/98                             100                   100

Paccar Financial, 5.53%, 7/9/98                    325                   325

Paribas Finance, 5.53%, 9/1/98                     215                   213

Rio Tinto, 5.52%, 7/10/98                          395                   394

Snap On Tools, 5.55%, 7/16/98                      400                   399

Statoil (Den Norske Stats Oljeselskap)
  5.53%, 7/9/98                                    175                   175

Svenska Handelsbanken
  5.55%, 7/13/98                                   300                   299

Toys 'R' Us, 5.55%, 7/17/98                        300                   299

UBS Finance (Delaware)
  5.75%, 7/2/98                                    308                   308

Total Commercial Paper (Cost $9,654)                                   9,654


MEDIUM-TERM NOTES  9.3%

Becton Dickinson
  9.95%, 3/15/99                          $        100            $      103

Chrysler Financial, 7.26%, 7/1/98                   50                    50

Goldman Sachs Group, VR
  5.652%, 7/17/98                                  150                   150
  5.656%, 7/27/98                                  100                   100

Quebec Province of Canada
  9.375%, 4/1/99                                   200                   205

Rabobank, VR
  5.652%, 7/17/98                                  138                   138

Sears Roebuck
  8.11%, 3/16/99                                   105                   107
  9.35%, 7/6/98                                     55                    55

SMM Trust, VR, 5.656%, 7/13/98                     250                   250

Tiers Trust, VR, (144a)
  5.656%, 7/15/98                                  250                   250

Total Medium-Term Notes (Cost $1,408)                                  1,408


FUNDING AGREEMENTS  1.0%

General American Life Insurance, VR
  5.85%, 7/1/98!                                   150                   150

Total Funding Agreements (Cost $150)                                     150

Total Investments in Securities

101.4% of Net Assets (Cost $15,275)                               $   15,275

Other Assets Less Liabilities                                           (205)

NET ASSETS                                                        $   15,070
                                                                  ----------

Net Assets Consist of:

Paid-in-capital applicable to 15,069,637
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares of the
Corporation authorized                                            $   15,070

NET ASSETS                                                        $   15,070
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $     1.00
                                                                  ----------

   !   Private Placement
TECP   Tax-Exempt Commercial Paper
  VR   Variable Rate
4(2) Commercial Paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors".
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 1.7% of net assets.

The accompanying notes are an integral part of these financial statements.


Statement of Operations

T. Rowe Price Prime Reserve Portfolio
(Unaudited)
In thousands

                                                                  6 Months
                                                                     Ended
                                                                   6/30/97

Investment Income

Income
Interest income                                                  $     361

Expenses
Investment management and administrative                                34

Net investment income                                                  327

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                           $     327
                                                                 ---------

The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets

T. Rowe Price Prime Reserve Portfolio
(Unaudited)
In thousands

                                                  6 Months             12/31/96
                                                     Ended              through
                                                   6/30/98             12/31/97

Increase (Decrease) in Net Assets

Operations
  Net investment income                       $        327         $        412

Distributions to shareholders
  Net investment income                               (327)                (412)

Capital share transactions*
  Shares sold                                       12,226               24,498
  Distributions reinvested                             325                  412
  Shares redeemed                                   (8,445)             (13,946)

  Increase (decrease) in
  net assets from capital
  share transactions                                 4,106               10,964

Net Assets

Increase (decrease) during period                    4,106               10,964
Beginning of period                                 10,964                 --

End of period                                 $     15,070         $     10,964
                                              ---------------------------------

*Share information
  Shares sold                                       12,226               24,498
  Distributions reinvested                             325                  412
  Shares redeemed                                   (8,445)             (13,946)

  Increase (decrease)
  in shares outstanding                              4,106               10,964

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements

T. Rowe Price Prime Reserve Portfolio
June 30, 1998 (Unaudited)


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Fixed Income Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Prime Reserve Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 31, 1996. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At June 30, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $15,275,000.


NOTE 3 - RELATED PARTY TRANSACTIONS

The investment management and administrative agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, computed daily and paid monthly, equal to 0.55% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.


Invest With Confidence(registered trademark)
T. Rowe Price

100 East Pratt Street
Baltimore, Maryland 21202


This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc., Distributor

TRP658 (6/98)                                                 K15-072  6/30/98